Basic Credit Line Contract

Reference: Xing Yin Shen Longgang credit zi (2013) No. 0430

Creditor: Industrial Bank Co., Ltd., Shenzhen Longgang Branch

Address: Parkland, Longxiang Road, Longgang town, Shenzhen

Legal Representative / CEO: Jinkui Li

Contact:

Address:

Postal Code:	Fax :
Tel: 0755-33837817	Fax:

Debtor: Springpower Technology (Shenzhen) Co., Ltd.

Address: Building A, Chaoshun Industrial Zone, Renmin Street, Danhu, Guanlan Road, Baoan, Shenzhen

Legal Representative / CEO: Dangyu Pan

Contact:

Address:

Postal Code:	Fax :
Tel: 0755-89686939	Fax:

Contract Location: Industrial Bank Building, Industrial Bank Co., Ltd. Shenzhen Branch

Important Prompt

For protecting your rights and interests, please read, check and confirm the following items carefully before signing:

1. You have the right to sign this contract or you have been given sufficient authority legally.

2. You have read and understood this contract carefully and sufficiently, and have paid attention on assuming, exempting or limiting responsibilities of Industrial Bank Co., Ltd., and the content with bold font.

3. Your company and you understand the meaning of this contract and the relevant legal consequences, and agree to accept these provisions.

4. The contract provided by Industrial Bank Co., Ltd. is a model contract. There is space for modifying, supplementing and deleting.

5. If you have further questions on this contract, please consult Industrial Bank Co., Ltd.

After application, creditor agrees to provide a basic credit line to debtor. To clarify the rights and obligations of both parties, and abide by credit, the contracting parties sign this contract agreed together according to relevant state laws and regulations.

Clause 1 Definitions and interpretation

Except agreed in writing by the contracting parties, the following words in this contract will be explained as follows:

1. Basic credit line: based on comprehensive evaluation of management and risk of debtor, creditor will decide the maximum amount of comprehensive financing principal of debtor, including but not limited local foreign currency, various trade financing (issuing letter of credit, trust receipt, packing loan, export bill purchase, export bill purchase under collection and advanced against inward documentary bills, etc.) bank acceptance bill, notes discounted, notes repo, guarantee (including independent guarantee, demand guarantee, standby letter of credit, etc.) and so on.

2. Valid period of credit line is one uninterrupted period, during which the debtor can conduct business transactions stipulated under the basic credit line, with creditor’s consent. The basic credit line expires when the valid period of credit ends.

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3. Balance: creditor will manage and control the balance of various businesses of debtor. The balance is the sum of used credit line, including undue balance and expired outstanding balance, as follows:

(1) Undue balance: the sum of undue outstanding debts which are used by debtor according to this contract.

(2) The due unpaid balance is the debt principal balance that the Creditor granted the Debtor, or is entitled for to perform certain legal responsibilities, but remained unpaid at the expiry date.

4. Macro contract: Basic credit line contract, which is signed by creditor and debtor.

Sub-contract: the specific business contract signed by two parties voluntarily. This contract is the macro contract of any sub-contracts, any sub-contract is an inalienable part of this contract, and has the same legal effect.

5. Principal debt: debt principal, interest and expense resulting from conducting various business transactions under this contract applied by debtor, including but not limited local foreign currency, various trade financing (such as issuing letter of credit, trust receipt, packing loan, export bill purchase, export bill purchase under collection and advanced against inward documentary bills, etc.) bank acceptance bill, notes discounted, notes repo, guarantee (including independent guarantee, demand guarantee, standby letter of credit, etc.) and so on. (Including principal, interest, punitive interest, compound interest, liquidated damages, damage awards, expenses for realizing financial claim, etc.)

Expenses for realizing a financial claim: the money which creditor spends for realizing a financial claim by litigation, arbitration, etc. such as court (arbitration) costs, attorneys’ fees, traveling fees, execution fees, maintenance costs, and other necessary costs for realizing a financial claim.

6. Important transaction which is mentioned in clause 8 (including but not limited): anything which might have a bad effect on the basic organization of debtor’s company, changes of stockholders, contingent liabilities, cash flows, profitability, core business secrets, important assets, significant claims and debts, repayment ability, other transactions which are considered as significant transactions by creditor and/or debtor.

7. Important transaction which is mentioned in clause 8 (including but not limited): anything which may have bad effect on executives’ operational capability, employment and termination of core staff, core business secrets, core competence, basic organization, legality, stability, development, profitability, repayment ability, other things which are considered as significant things by creditor and/or debtor.

8. Workday mentioned in this contract refers to a banking day. If the drawdown date or the repayment date is on a legal holiday, then it is delayed to the first working day after the holiday.

Clause 2 Credit Line

1. The maximum amount of basic credit line is RMB (in words) FIFTY MILLION YUAN ONLY. If debtor uses foreign currency in specific business, the foreign currency will be converted to RMB according to the exchange rate announced by creditor on the date when the applicable sub-contract is signed, and will be included in credit line.

2. Decomposition of credit line

(1) Working capital loan: RMB 20,000,000

(2) Bank acceptance: RMB 50,000,000

(3) Standby letter of credit: RMB 50,000,000

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(1), (2), (3) can transfer the amount among them.

3. If the Debtor repays the used line of credit within valid period of credit line, the equivalent amount of credit line recovers automatically.

4. The financing balance should not be more than RMB 50,000,000, including all debts used by debtor according to this contract, and the single credit line cannot be more than RMB 50,000,000.

Clause 3 Valid Period and Adjustment of Credit Line

1. Valid period of credit line under this contract is from July 24th 2013 to July 24th to 2014.

2. This contract is not the definite obligation of creditor, in any circumstance, creditor has the right to adjust or cancel the credit line and valid period under this contract partly or completely without the consent of debtor. Foregoing “any circumstance” includes but not limited following situations:

(1) debtor has significant operational difficulties and risks;

(2) debtor has significant changes in ownership or contingent debt;

(3) debtor has significant changesin its operational mechanism (including but not limited discrete, merger, termination, etc.);

(4) debtor gets hit with credit downgrade and which increasesrisk of repayment;

(5) the situation and conditions of one transaction, which Debtor works on, have significant changes;

(6) the statements and commitments of debtor mentioned in clause 7 become invalid;

(7) other creditors think it is necessary to change, adjustment or canceldebtor’s credit line.

3. If debtor needs to increase temporary the credit line because of a change of situation or special project, debtor can apply for special credit line from creditor, which can only be used for special project, and should not be used as cycle.

Clause 4 Repayment and adjustment of advance in cash and receipt under different credit line

Creditor has the right to use the funds received under one or more of the lines to repay the advanced money which is used according to this contract, without the consent of debtor and guarantor.

Clause 5 Guarantee Measures

1. The following contracts are guarantee contracts of this contract and sub-contracts.

(1)REF: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430

"Maximum Amount Guaranty Contract" (the name of the contract), guarantor: Shenzhen Highpower Technology Co Ltd, mode: guarantee;

(2) REF: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430A "Maximum Amount Guaranty Contract" (the name of the contract), guarantor: Dangyu Pan, mode: guarantee;

(3)REF: Xing Yin Shen Longgang credit (guarantee) ying zhi zi (2013) No. 0430

"Maximum Amount Accounts Receivable Pledge Contract" (the name of the contract), guarantor: Springpower Technology (Shenzhen) Co., Ltd., security as a pledge;

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2. Before the signing of guarantee contracts and completing the guarantee procedures, creditor has the right to refuse handling an application for using the credit line under this contract, and providing the loans under this contract and sub-contracts.

3. The maximum guarantee for all debts under the credit line should be provided by the above guarantors (guarantor, mortgagor or pledger), except as agreed by creditor, debtor and guarantor.

4. If following things happen to the guarantor under this contract, creditor has the right to take measures according to clause 9 of this contract.

(1) Guarantor violates the maximum guarantee contract; a deterioration of guarantor’s credit position; or other things, which may damage guarantee ability happen;

(2) Mortgager violates the maximum mortgage contract; damages mortgage intentionally; the value of mortgage might has been reduced obviously; or other things which damage the hypothecation of creditor;

(3) Pledger violates the maximum pledge contract; the value of pledge has been reduced obviously; or the right of pledge has to be cashed in advance; or other things which damage the pledge of creditor.

Clause 6 The Rights and Obligations of Creditor

1. During credit period, if the accumulated total balance used by debtor is less than the maximum capital limit, creditor will review a loan application which is within the limit from debtor.The application will be accepted if it meets each of the conditions and requirements requested by creditor. If Creditor is unable to make a substantive examination because of debtor or any other reasons, it should not constitute a defense. Debtor and guarantor give up considering it as a defense.

2. Creditor has the right to acquire the accounting statements and other operational information of debtor.Debtor should provide its marketing plan, investment plan and demand for funds.Creditor will keep debtor’s business secret.

3. In order to achieve the purpose of financing under this contract, the debtor should provide a full, effective guarantee, which is recognized by creditor. If debtor or guarantor violates the contract, creditor has the right to seize any form of assets of the Debtor or Guarantor that the Creditor possesses

Clause 7 Representations and Commitments of Debtor

Debtor makes the following representations and commitments voluntarily, and assumes legal responsibility for the reality of the content.

1. Debtor is a legal representative, which is established according to the laws of People’s Republic of China, with full capacity for civil conduct. Debtor promises to provide related information requested by creditor.

2. Debtor can perform all obligations and responsibilities under this contract, and will assume the repayment responsibility in any conditions.

3. Debtor has the right to sign this contract, and has acquired all legal approvals and authorities.

4. Signing this contract is allowed by debtor’s articles of association, internal decisions and resolutions of shareholders and board of directors. This contract will not conflict with the articles of association, internal decisions and resolutions of shareholders and board of directors and policies of debtor.

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5. Signing and performing this contract is the true willing decision of debtor. Signing and performing the above contract will not violate the laws and regulations, rules and agreements which can limit debtor. This contract is legal and enforceable, and if this contract become invalid because debtor does not have full capacity to sign this contract, debtor should repay all losses of creditor.

6. All documents, financial statements and other information, which are provided by debtor under this contract, are true, complete, accurate and effective.

7. Debtor agrees that bank business under this contract is limited to the regulations, conventions and practices of creditor, and the power of interpretation belongs to creditor.

8. Debtor cannot change its equity structure or major executives without written consent of creditor.

9. If debtor does not perform obligations according to this contract and sub-contract, debtor grants creditor the right to obtain relevant money from any account which is opened in creditor by debtor.

10. In any transactions after signing this contract, if the debtor submits any documents related to a specific transaction to creditor for auditing, debtor promises all documents are true.Creditor neither participates in nor knows the essence of transaction, and will not take any responsibility.

11. The debtor confirms it has no further litigation, arbitration, or administrative litigation in property, liquidation or issues with going out of business, except situations which have been disclosure in writing to creditor.

12. If creditor is involved in litigation, arbitration or another dispute because of performing the obligations under this contract,the litigation or arbitration fees, legal fees and other expenses of creditor will be borne by the debtor.

13. All settlement businesses under this contract should be handled through the settlement account open in creditor.

14. The debtor provides full, effective or other appropriate acceptable guarantee approved by the creditor. For the house mortgage, if the house will be removed, the debtor shall promptly inform the creditor to fulfill obligations; if mortgage houses were demolished, the creditor has the right to require the debtor to pay off the debt in advance, or reset the mortgage and sign a new security agreement. During the loss of the original guarantee and the new mortgage registration has not been completed, the debtor should provide the secured party as guarantees; For the way of compensation to compensate for the demolition of real estate, the creditor will be responsible for requesting relocation compensation as guarantee through the opening margin accounts or certificates of deposit , etc.

Clause 8 Debtor has the obligation to disclosure significant transactions and events to creditor.

1. Debtor should inform creditor of significant transactions and events of debtor in writing timely.

2. If debtor is a group company, debtor should inform creditor of its related transactions which are more than 10% of creditor’s net assets, including but not limited to :

(1) the relationship of the parties in the transaction;

(2) transactions and transaction properties;

(3) the amount of transaction and relevant proportion;

(4) pricing policy.

3. During valid period of this contract, stock transfers, reorganizations, mergers, discrete, shareholding reforms, joint ventures, cooperations, joint operations, contracts, leases, business scope, change of registered capital, major asset transfers, contingent liabilities, or anything which may affect debtor’s ability to assume responsibility should be reported to creditor in writing 30 days in advance.

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4. A termination of business, going out of business, bankruptcy, dissolution, cancellation of business license, deterioration of financial situation or involvment in a major business dispute, or anything may affect debtor’s ability to assume responsibility should be reported to creditor in 7 days by writingfrom the date the above thing took place.

5. When debtor becomes involveed in major litigation or arbitration with any third party, or any other significant thing which may affect debtor’s ability to assume responsibility occurs, creditor should be notified in writing within 7 days from the date debtor receives relevant notice.

6. The debtor promises that it will not use its legal dispute with a third party to damage creditor’s rights.

Clause 9 Default and default Liability

1. After this contract comes into force, the creditor and the debtor should perform the obligations as agreed in the contract. If any one party fails to perform or not completely fulfill its obligations of this contract, it should bear the corresponding liability for breach the contract.

2. If any of the following situations occur, creditor has the right to terminate the unused credit line under this contract, and ask the debtor to repay all financing, payable interest and other expenses under this contract immediately.The date the creditor asks the debtor to repay the money is the advanced expiration date:

(1) any information provided by debtor or the statements and commitments stated in clause 7 of this contract are false, inaccurate, incomplete or misleading;

(2) deterioration of debtor’s credit status and obvious weakening of repayment ability (including contingent liability);

(3) the cross default agreed in clause 10 of this contract occurs to the debtor, the affiliated enterprise of the debtor, the guarantor, or the affiliated enterprise of the guarantor;

(4) the debtor violates the obligations agreed to in a sub-contract of this contract;

(5) the debtor fails to repay the principal, interest and expenses of one financing under this contract on schedule;

(6) the debtor stops repaying its own debt, or cannot repay due debt;

(7) stopping doing business, going out of business, being announced bankruptcy, dissolution, cancellation of business license, involving in major business dispute, and deterioration of finance condition and so on;

(8) other thing which may damage creditor’s right.

3. If the debtor defaults, creditor has the right to take one or more following measures:

(1) suspending or reducing the sum of financing, until cancelling all agreed line of financing;

(2) announcing complete or part of debtor’s debt expirein advance;

(3) terminating this contract, and asking debtor to repay all debt and pay relevant expenses;

(4) the debtor should pay punitive interest for overdue debt;

(5) the debtor should pay punitive interest for misappropriation of the loan;

(6) requiring the debtor to pay full compensation for losses.

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Clause 10 the cross-defaulting

If one of the following events occurs to the debtor or affiliated enterprises of the debtor, and the guarantor or the affiliated enterprises of the guarantor, it will be considered that debtor default as well, the creditor have the right to recover loan in advance according to this contract or its sub-contract, and require the debtor to be liable for breach of contract according to the contract:

(1) any loan, financing or debt defaults or may default, or be called for repayment in advance;

(2) any guarantee or similar obligation fails to be performed or might fail;

(3) the non-performance or violation of the relevant debt guarantee and other similar obligations of legal document or contract or might;

(4) failure to repay due debts or borrowing/financing;

(5) be declared bankrupt by the legal procedure or may be so declared;

(6) other situations that endanger the safety of the money under this contract.

Clause 11 the continuity of obligation

All obligations of the debtor under this contract have the same effect on its heir apparent, agent, receiver, orassignee, even after a merger, reorganization, or change of name.

Clause 12 accelerated maturity terms of principal and interest

The debtor and the guarantor agree that once the debtor fails to perform the statements and commitments of Clause 7, or the debtor fails to perform any obligation under this contract, the creditor has the right to decide that any other obligations include all outstanding principal, interest (including punitive interest and compound interest) and relevant expenses become due immediately.

Clause 13 The Priority Right of Subrogation Arrangement

The debtor states herein, once the debtor defaults or is unable to repay due principal, interest and fees, and doesnot have enough property to repay advanced money to creditor,creditor has the right of subrogation on any claim, accounts receivable and other property rights of the debtor. The debtor and the guarantor are willing to give up the defense to creditor according to article 28 of “Guarantee Law”.

Clause 14 Offset Arrangement

1. If the debtor or the guarantor fail to repay maturing debt or pay the debt upon early maturity, the creditor has the right to directly withhold money on any account of the debtor to repay the debt. If the currency in the debtor’s account is different from the currency of principal debt, the withholding money will be calculated on the rate of withholding day.

2. Creditor’s rights under this contract will not be offset by any reason or any third party’s offset right.

3. Creditor’s rights under this contract will not be offset by any offset right of the debtor, the guarantor or any third party.

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Clause 15 Applicable Law, Jurisdiction and Dispute Resolution

1. Signing, effectiveness, performance, termination, interpretation and dispute settlement of this contract is applicable for the laws of People’s Republic of China.

2. For any dispute of this contract, the debtor and the creditor should resolve through friendly negotiations. If negotiation fails, both parties agree to solve by the following section (2) way:

(2) Applying for arbitration to the Shenzhen Arbitration Commission, resolving the dispute by applicable rules of the Arbitration Commission, the arbitration award is final and binding on both parties. The site selection is in Shenzhen.

3. In the dispute period, the provisions which are not involved in the dispute still should be carried out according to this contract.

Clause 16 Files, Communications and Notifications

1. Any documents, communications and notifications under this contract will be sent to each partyaccording to the address, phone number or other contact methods on the cover of this contract.

2. If the contact method of one party changed, the other party should be informed immediately, otherwise the party which does not inform its change to the other must bear full responsibility for all the consequences.

3. Any documents, communications and notifications are sent according to above address, shall be deemed to arrive on the following dates:

(1) by post (including speed post, ordinary letter, registered mail), it will be deemed to arrive on the sending day after five working days;

(2) by facsimile or other electronic communication, it will be deemed to arrive on sending day;

(3) by personal service, the date of signing is deemed to be arriving date.

Notifications by the way of website, online banking, telephone banking or business outlets announcement should be deemed to arrive on day. The creditor does not need to borne any responsibility for any transmission errors, omissions, or delays of mail, fax, telephone or any other communication system.

4. The two sides agree that the seal of the office seal, financial seal, contract seal, receive seal and credit seal is the effective seal for the documents, communications and notifications. All staff of the debtor have right to receive files, communications and notifications.

Clause 17 Effectiveness, Modification of This Contract and Other Matters

1. The contract will take effect from the date of signature or stamp of both parties.

2. During the effective period of this contract, the creditor’s giving to the debtor and the guarantor ofany tolerance, forgiveness, or delay to use the rights and interests, shall not damage, impact or limit the creditor to share the rights and interests in accordance with relevant laws and regulations and this contract, or be deemed giving up the rights and interests, also do not affect the debtor to borne any obligation under this contract.

3. As a result of national laws and regulations or regulatory policy change, which leads to loan obligations of the creditor under this contract not conforming to the laws and regulations or regulatory requirements, the creditor has the right to unilaterally terminate the contract, announceall of the loan is due in advance, and the debtor should pay off the loan immediately.

4. If the creditor cannot issue the loan or pay on time because of force majeure, the failure of communication or network, or the failure of creditor’s system, the creditor does not assume any responsibility, but should promptly notifythe debtor.

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5. The creditor shall have the right to authorize or entrust other branches of industrial bank to perform rights and obligations under this contract (including but not limited to authorized or entrusted bank branches of other related contracts, etc.) according to the debtor’s operation and management, or the loan under this contract as other branch’s to undertake, which is approvedby the debtor, and without prior consent of the debtor.

6. The debtor agrees that the creditor has the right to unilaterally reduce or cancel the unused loan under the contract according to the debtor’s production and operation situation, situation of payment orcredit of other financial institutions. The creditor should notify the debtor five working days before reduce or cancel the loans, without prior consent of the debtor.

7. At any time, any provision of this contract in any way is or becomes illegal, invalid or unenforceable, the legality, validity or enforceability of other provisions under the contract is not affected.

8. The heading of this contract is just for the convenience of reading, which shall not be used for interpretation or any other purposes.

9. The attachment is an integral part of this contract, and the attachment of this contract is equally valid.

10. This contract is triplet, the creditor holds two copies, the debtor holds one copy, with equal legal effect.

Clause 18 The Notarization and Voluntarily to Accept Compulsory Execution

1. The contract should be notarized by the state notary office for if any party request notarization.

2. The notarized contract have the enforcement effect, if the debtor fails to perform the debt, or the creditor realize creditor's rights according to laws and regulations and this contract, the creditor shall have the right to directly apply the people's court with jurisdiction for enforcement.

Clause 19 The Supplementary Terms and Conditions:

After Shenzhen Highpower Technology Co Ltd.( Maximum Amount Guaranty Contract, REF: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430) and Dangyu Pan (Maximum Amount Guaranty Contract, REF: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430A) provide joint liability guarantee to creditor, the credit risk exposure RMB 10,000,000 can be used by the debtor. Remaining RMB 10,000,000 can be used after providing accounts receivable of Springpower Technology (Shenzhen) Co., Ltd (Maximum Amount Accounts Receivable Pledge Contract, REF: Xing Yin Shen Longgang credit (guarantee) ying zhi zi (2013) No. 0430) as a pledge. Due date of the credit under this contract is unified, on July 24th, 2014.

/s/ [COMPANY SEAL]

The Creditor (official seal):

The legal representative (signature):

The Debtor (official seal):

The legal representative (signature):

/s/ Dangyu Pan

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Maximum Amount Guarantee Contract

Natural person as a guarantor

(Apply to lines of credit)

REF: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430A

Lender: Industrial Bank Co., Ltd., Shenzhen Longgang Branch

Address: Parkland, Longxiang Road, Longgang Town, Shenzhen

Legal Representative / CEO: Li Jinkui

Contact: Huang Jinlong

Address:

Postal Code:	Fax :
Tel: 0755-33837817	Fax:

Guarantor: Dangyu Pan

Address: Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen.

Legal Representative / CEO: Pan Dangyu

Contact:

Address:

Postal Code:	Fax :
Tel: 0755-89686939	Fax:

Contract Location: Industrial Bank Building, Industrial Bank Co., Ltd. Shenzhen Branch

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Important notes:

For protecting your rights and interests, please read, check and confirm following items carefully before signing:

1. You have the right to sign this contract. Or you have been given sufficient authority legally.

2. You have read and understood this contract carefully and sufficiently, and have paid attention on assuming, exempting or limiting responsibilities of Industrial Bank Co., Ltd., and the content with bold font.

3. Your company and you have understood the meaning of this contract and relevant legal consequence, and agree to accept these provisions.

4. The contract provided by Industrial Bank Co., Ltd. is a model contract. There is space for modifying, supplement and deleting.

5. If you have further questions to this contract, please consult Industrial Bank Co., Ltd.

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The guarantor voluntarily agrees to be a financier ("creditor") to provide security for the line of credit of the applicant, Springpower Technology (Shenzhen) Co., Ltd. (or "debtor"). In order to clarify the rights and duties, and abide by credit, the contracting parties sign this contract obeyed together according to relevant state laws and regulations.

Article 1 Definition and interpretation

Except agreed in writing by the contracting parties, the following words in this contract will be explained as follows:

1. Definitions and Interpretations agreed in the master contract (defined as below) are applicable to this contract.

2. The "claims" or called the principal debt, means the debt approved and provided by the lender, including loans, lending, trade finance (including but not limited to issuing letters of credit, trust receipts, packing loans, export financing, export collection bills and import bills, etc.), bankers' acceptances, discounted bills , bills buyback, guarantees (including the Independent guarantees, see demand guarantees and standby letters of credit, etc.) and other financing business (including principal, interest, penalty interest, compound interest, liquidated damages, damages, cost of achieving the claim).

Under this contract, the claim of the financier and the debt of the applicant mean the same content.

3. The "principal" refers to the principal debt made by the business transacted by the financier, including but not limited to the principal loans, trade finance capital, bankers' acceptances fare, bill discounting, money advanced for credit of letter, the principal part of guaranteed by the creditor for the debtor.

4. The "guaranteed maximum principal" means the amount agreed by both parties in order to clarify the scope of the claims guaranteed by the covenant. Regardless of times and sum of the debt, the guarantor takes joint liability for all debt under the guaranteed maximum principal.

5. The "validity of guarantee" refers to a continuous uninterrupted period agreed by both parties in order to clarify the scope of the claims by the covenant. The debt happened during the period, whether the settlement deadline is over that period or not, the guarantor takes joint liability for all debt under the guaranteed maximum principal.

6. "The cost of the claim for the creditor" refers to the necessary fees of achieving the credit, including take litigation, arbitration and other ways to pay litigation (arbitration) fees, legal fees, travel expenses, execution fees, security fees, and other expenses.

7. "Master Contract" means credit contract (that is, "General Agreement") and all sub-contract signed by the financier and the applicant.

"Sub-contract" means based on the basic or special contract, the contract signed by both parties after getting approval of the lender, include the content of each sum, the due date and other rights and obligations. The sub-contract is an integral part of the basic or special contract, with the same legal effect. The forms of contract can be different according to business needs, as the application of L/C, bills or other manner considered fit by the lender. If the master contract and sub-contract has different part, the sub-contract will be effective.

8. This "working day" refer to the bank business day, If a withdrawal or repayment date is not a Business Day, delay to the next business day.

Article 2 The master credit contract of guarantee

The master contract of guarantee is Basic Credit Line Contract (No. Xing Yin Shen Longgang credit zi (2013) No. 0430), and its sub-contracts. The sum of credit is RMB fifty million only, credit period is from July 24th 2013 to July 24th 2014.

The guarantor will be borne joint liability for all debts under the master contract.

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Article 3 Maximum guarantee principal

1. Under this contract, maximum guarantee principal is RMB (in word) FIFTY MILLION YUAN ONLY.

2. Under the maximum guarantee principal, the guarantor is borne joint liability for all debt balance (including principal, interest, penalty, compound interest, liquidated damages, damages, realization of claims).

Article 4 Validity of guarantee

1. Valid period is from July 24th 2013 to July 24th 2014.

2. The loan under the contract can be used only when during the period of validity, but the guarantor is borne joint liability for each debt whether the debt is in or over the validity of the guarantee contract.

Article 5 Guarantee responsibility

1. The guarantor is borne joint liability under this contract. For whatever reason, if the applicant fails to fulfill due debts under the master contract (including but not limited to early recovery of debts because of the default of the applicant or the guarantor's request), the guarantor shall perform the repayment obligation on behalf of the debtor.

2. If there are several guarantors under this contract, all guarantors shall jointly bear joint responsibility.

3. Main debts expire, the debtor fails to repay the debt and interest, the guarantor shall perform the repayment obligation.

4. During the period of the main debt, if the lender recovers the debt in advance according to the master contract, the guarantor shall bear joint responsibility for this and other debts under the guarantee contract.

Article 6 Scope of guarantee

1. The financial claims under this contract ("the secured claims") refers to all debts provided by the lender to the debtor, including but not limited to the principal debt, interest (including default interest, compound interest), breach of contract , damages , expenses of claims.

2. On the due date, if the applicant refused to repay the loan, which lead to the debt rights also in the range of the guarantee.

3. The principal , interest and other costs, the time of performance, usage, rights and obligations of the parties as well as any other relevant matters under the contract shall prevail by relevant agreements, contracts, application, notice , various certificates and other records, all kinds of certificates and other relevant legal documents issued or signed without guarantor’s confirmation.

4. In order to avoid ambiguity, all fees of prepare, improve, perform or enforce the contract (including, but not limited to attorney’s fees, litigation or arbitration costs etc.) constitute a part of the secured debt.

Article 7 Warranty period

The warranty period under the contract:

1. The warranty period under the contract is calculated according to each financing applied by the applicant. For each financing, the warranty period is ended after two years of the expiration.

2. If there are several financings in one master contract, the warranty period of each financing is ended after two years of the expiration.

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3. If the principal debt is repayable in installments, there are several financings in one master contract, each warranty period is calculated in installments, and the guarantor shall bear responsibility for two years from the date of expiry.

4. If any extension agreement is signed by financier and debtor without agreed by the guarantor, the guarantor will still bear responsibility for all financing under the contract within two years from the date of extension expiry.

5. If the financier decides to recover the debts in advance, the warranty period is two years since the date of expiry noticed by the financier.

6. The warranty period of bankers' acceptances, letters of credit and letters of guarantee is two years from the date of advance payments. If advance for several times, warranty period is calculated from each advance payment.

7. The warranty period of commercial bills is two years from the date of discount maturity.

Article 8 On demand

As long as financiers submitted notification of debt collection to the guarantor with the contract number and the amount of debt, the guarantor shall immediately perform the repayment and give up all reasons of defense.

Article 9 Declaration and commitment of guarantor

The guarantor voluntarily made the following statement and commitment, and liable for its truthfulness:

1. The guarantor is established under the laws and a validly existing legal company, with full civil capacity. The guarantor follows the lender's request to provide relevant evidence, permits, certificates and other documents required by the lender.

2. The guarantor has sufficient capacity to fulfill all the obligations and responsibility under the contract, not because of any instruction, financial conditions change, or any agreement with any party to reduce or waive their commitment to settle the obligation.

3. The guarantor has sufficient power, authority and legal right to sign this contract, the guarantor has obtained and fulfilled all necessary approvals and authorizations of its internal or other relevant procedures to make the contract execution and performance, and has achieved and fulfilled any government department or other authority's approval, registration, authorization, consent, license or other relevant procedures for this contract, and signed this contract with all the necessary approvals, registrations, consents, licenses , authorizations and other related procedures remain fully valid.

4. The guarantor signed the contract in full compliance with the relevant Articles of the guarantor, the internal decisions, shareholders and board resolution. The contract does not conflict with any charter, internal decisions, shareholders resolutions, board resolution and the guarantor's policies.

5. The execution and performance of this contract is based on the guarantor's true intention. Loan facility is compliance with legal and regulatory requirements, execution and performance of this contract does not violate any binding law, regulation, ordinance or the contract. This contract is valid and enforceable, as a result of the guarantor’s defects in the execution and performance of this contract to result in the contract is invalid, the guarantor will immediately and unconditionally make compensation for all losses to the lender.

6. Under this contract, all the documents, financial statements and other information provided by the guarantor is true, complete, accurate and effective, and continue to fulfill the lender’s request of the financial indicators.

7. Such as a change in ownership structure or key management personnel or other significant events and significant transactions, the guarantor shall require the prior written consent of the financer.

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8. If the guarantor fails to fulfill the contract obligations, the guarantor hereby authorizes the lender recover the funds from all branches accounts of the guarantor without going through the judicial process.

9. When the guarantor has fulfilled the guarantee responsibilities, the guarantor has the right to recover the money from the applicant without prejudice the repayment in the future. However, if the applicant has the claim of the guarantor and the requirement of repayment from the financier at the same time, the guarantor agreed the applicant to repay the debt of the financier first.

10. If the applicant and the guarantor have or will sign a counter- guarantee contract in respect of the obligations under the contract, the counter-guarantee contract shall not prejudice any rights of the financier in law or in fact under the contract.

Eleven, before pay off the debts, regardless of any reason lead to reduce the guarantee ability of guarantor, the financier has the right to require the guarantor to provide a new full and effective guarantee.

12. When he applicant fails to fulfill obligations, regardless of the financier has other guarantee right of the debts, (including, but not limited to warranties, mortgage, pledge, guarantees, standby letters of credit and any other form of guarantee), the guarantor shall bear full responsibility to ensure the security and waive all defenses on law and property law.

13. There was no any litigation, arbitration or administrative proceedings for the guarantor’s outstanding or known to occur on the guarantor, and there was no events of liquidation or other similar proceedings whether it comes forward by the guarantor or by a third party.

14. If the lender is forced into disputes between the guarantor and any other party because of fulfilling the obligations under the contract, the guarantor should pay litigation or arbitration costs, legal costs and other expenses.

15. During warranty period, the guarantor undertakes not to transfer, conceal property, or give up, passive exercise claims in any way.

Article 10 Obligations of disclosing important transactions and events

1.Guarantor should inform financer of significant transactions and events of guarantor in written timely.

2. During valid period of this contract, stock transfer, reorganization, merger, discrete, shareholding reform, joint venture, cooperation, joint operation, contract, lease, business scope, change of registered capital, major asset transfer, contingent liability, or anything which may affect guarantor’s ability of assuming responsibility should be notified to financer in writing 30 days in advance.

3. Termination of business, going out of business, bankruptcy, dissolution, cancellation of business license, deterioration of financial situation or involving in major business dispute, or anything may affect guarantor’s ability to assume responsibility should be noticed to financer in 7 days by written since the date above things take place.

4. When guarantor involves in major litigation or arbitration with any third party, or other significant thing which may affect guarantor’s ability to assume responsibility, financer should be notified by written in 7 days since the date guarantor receives relevant notice.

5. The guarantor promises that it will not use its legal dispute with third party to damage financer’s right.

Article 11 Events of default and breach of contract

1. Since this contract comes into force, the financer and the guarantor shall perform the obligations as agreed in the contract, any one party fails to perform or not completely fulfill the obligation of this contract, shall bear the corresponding liability for breach of contract.

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2. One of the following circumstances occurs, the financier has the right to require the guarantor immediately to fulfill the repayment obligations:

(1) Any information provided by guarantor and the statements and commitments stated in clause 9 of this contract are false, inaccurate, incomplete and misunderstood.

(2) Deterioration of guarantor’s credit status and obvious weakening of repayment ability (including contingent liability);

(3) The guarantor violates of the foregoing provisions of Article 10, not disclose the significant transactions and events;

(4) Stopping doing business, going out of business, being announced bankruptcy, dissolution, cancellation of business license, involving in major business dispute, and deterioration of finance condition and so on;

(5) Other thing which may damage financer’s right.

3. If the guarantor defaults, financer has the right to take one or more following measures:

(1) Require the guarantor to remedy;

(2) Require the guarantor to provide a new full and effective guarantee;

(3) Require the guarantor to perform guarantee obligation in advance;

(4) Require the guarantor to repay all direct or indirect losses for breach of contract.

The guarantor shall make the implementation of the above measures and waive all defenses.

Article 12 The independence of the guarantor’s obligations

1. The guarantor's obligations under this contract have independence with no effect of the relationship between any party and the third party, except there are stipulates.

2. The guarantee contract has independence, regardless of any conditions; the guarantee contract is effective even if the master contract is not effective. If the master contract is confirmed as invalid, then the guarantor still bear the joint liability for the debtor’s debts.

3. If the applicant violates the master contract (including but not limited to the applicant fails to use the loan under the sub-contract) , shall not affect the liability of guarantee, the guarantor cannot require to reduce or waive the responsibility of guarantee.

4. The main creditor under the contract expires or the guarantor fails to perform under this contract, the financier has the right to directly deduct the funds from any account of the guarantor.

5. As under the master contract , there are other guarantees ( including but not limited to guarantee , mortgage , pledge, standby and any other form of security ) , the guarantor agrees that one can give up part of security interest or security interest subordinated ( including the collateral is based on the collateral provided by the debtor) , financier and any mortgagor / pledgor (including the mortgagor / pledgor artificially is the debtor himself) can be varied by agreement and subordinated security interest, the amount of the secured creditor and other content, even if financiers made the above act, the guarantor is still voluntary to bear all responsibility of this contract.

6. The guarantor agrees and acknowledges: the financer and the applicant agree to alter the master contract are deemed to have the prior consent of the guarantor, the guarantor cannot reduce the responsibility because of this.

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7. Before the maximum guarantee claims determined, the financer has the right to transfer part or all guarantee rights without the prior consent of the guarantor.

Article 13 the continuity of obligation

1. All the guarantor's obligations under this contract have continuity, for his heir apparent, agent, receiver, the assignee and the main company after merger, reorganization, change the name is completely and equally binding.

2. The guarantor hereby acknowledges, financiers can continuously and cyclically to provide financing to the applicant under the contract, the guarantor has joint for liability of all claims, regardless of the times and sum of each financing.

3. The contract is a continuing guarantee, the guarantor shall bear responsibility of guarantee until the debts is paid off.

4. All or part of the release or discharge of the secured creditor based on any payments, guarantees or other disposition which have been declared invalid or must be repaid, the guarantor’s responsibility will be remain in force.

Article 14 Priority subrogation arrangements

The guarantor states that, once the guarantor cannot assume security responsibility, and the guarantor itself has not sufficient property to be repaid, the financier has priority right of any claims against third parties, accounts receivable and other property interests. The guarantor will voluntarily relinquish the defenses against the financier under Article 28 of "security law".

Article 15 Offsetting arrangements

The right of the financier under the contract cannot offsetting by the guarantor’s or any other party’s right of offsetting.

Article 16 Applicable Law, Jurisdiction and Dispute Resolution

1. Effective performance, termination, interpretation and dispute settlement etc. of this contract is applicable for china laws.

Second, for any dispute about this contract, guarantors and lenders should resolve through friendly consultations; If friendly negotiation fails, the both parties agree to solve by the following section (2) way:

(2) To Shenzhen Arbitration Commission for arbitration, to resolve the dispute by the rules of the Arbitration Commission, that the arbitration award is final and binding on both parties. The site selection is in Shenzhen.

Third, in the disputed period, the part of not involved has still to be carried out.

Article 17 Files, communications and notifications

1. Any documents, communication and notification under this contract shall be sent to the other party by the way of address, phone number or other contact methods listed in the cover of this contract.

2. If any above contact method of any party changed, one should notice the other party by any quick way immediately. If one does not notice, one should be borne for the documents, communication and notification sent through old address, phone number or other contact methods listed in the cover of this contract.

3. Any documents, communications and notifications sent by the way of the above address, shall be deemed to arrive on the following dates:

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(1) By post (including speed post, ordinary letter, registered mail), it will be deemed to arrive on the day after five working day;

(2) By facsimile or other electronic means of communication, it will be deemed to arrive on day;

(3) By personal delivery, the date of recipient is deemed to be arriving date.

Notifications by the way of website, online banking, telephone banking or business outlets announcement should be deemed to arrive on day. The lender does not need to borne any responsibility for any transmission errors, omissions, or delays of mail, fax, telephone or any other communication system.

4. The two sides agreed that the seal of the office seal, financial seal, contract seal, receive seal and credit seal is the effective seal for the documents, communications and notifications. All staves of the borrower have right to receive files, communications and notifications.

Article 18 The contract effectiveness and other matters

1. The contract shall take effect from the date of signature or stamp of both parties.

2. Any modification and supplement to this contract is effective, through the guarantor and financiers made mutual consent in writing by the legal representative / responsible person or his authorized representative signature and official seal.

3. After the effective of this contract, the master contract signed by the financier and the applicant does not need to be confirmed by the guarantor.

4. During the effective period of this contract, the lender gives to the borrower and the guarantor any tolerance, forgiveness, or delay to use the rights and interests, shall not damage, impact or limit the lender to share the rights and interests in accordance with relevant laws and regulations and this contract, or to be deemed giving up the rights and interests, also do not affect the guarantor to borne any obligation under this contract.

5. The lender shall have the right to authorize or entrust other branch of industrial bank to perform rights and obligations under this contract (including but not limited to authorized or entrusted bank branches of other related contracts, etc.) according to the borrower’s operation and management, or the loan under this contract as other branch’s to undertake, without prior consent of the guarantor, and the guarantor still bear the responsibility of guarantee.

6. The attachment is an integral part of this contract, and the attachment of this contract is equally valid.

7. During the period of the line of credit, if the series of contracts, agreements and other legal documents are not explicitly for the contract of guarantee, that shall be deemed as a guarantee by the guarantee contract.

8. This contract is triplet, the lender holds two copies, the borrower holds one copy, with equal legal effect.

Article 19 The notarization and voluntarily to accept compulsory execution

1. The contract should be in the provisions of the state notary office for notarization if any party request notarization.

2. The notarized contract have the enforcement effect, if the borrower fails to perform the debt or the lender shall realize creditor's rights according to laws and regulations and this contract, the lender shall have the right to directly apply the people's court with jurisdiction for enforcement.

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Article 20 Supplement:

The lender (official seal): /s/ [COMPANY SEAL]

The legal representative (signature):

6/24/2013

The borrower (official seal): /s/ Danyu Pan

The legal representative (signature):

6/24/2013

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Maximum Amount Guaranty Contract

(Apply to lines of credit)

Reference: Xing Yin Shen Longgang credit (guarantee) zi (2013) No. 0430

Creditor: Industrial Bank Co., Ltd. , Shenzhen Longgang Branch

Address: parkland, longxiang road, longgang town,shenzhen

Legal Representative / CEO: Jinkui Li

Contact: Huang Jinlong

Address:

Postal Code:	Fax :
Tel: 0755-33837817	Fax:

Guarantor: Springpower Technology ( Shenzhen ) Co., Ltd.

Address: Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, China

Legal Representative / CEO: Dangyu Pan

Contact:

Address:

Postal Code:	Fax :
Tel: 0755-89686939	Fax:

Contract Location: Industrial Bank Building, Industrial Bank Co., Ltd. Shenzhen Branch

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Important notes:

For protecting your rights and interests, please read, check and confirm following items carefully before signing:

1. You have the right to sign this contract. Or you have been given sufficient authority legally.

2. You have read and understood this contract carefully and sufficiently, and have paid attention on assuming, exempting or limiting responsibilities of Industrial Bank Co., Ltd., and the content with bold font.

3. Your company and you have understood the meaning of this contract and relevant legal consequence, and agree to accept these provisions.

4. The contract provided by Industrial Bank Co., Ltd. is a model contract. There is space for modifying, supplement and deleting.

5. If you have further questions to this contract, please consult Industrial Bank Co., Ltd.

The guarantor is voluntary as a financier ("creditor") to provide security for the line of credit of the applicant Springpower Technology (Shenzhen) Co., Ltd. (or "debtor"). In order to clarify the rights and duties, abide by credit, the contracting parties signed this contract in accordance with relevant laws and regulations to comply with.

Article 1 definition and interpretation

In addition to agreed in writing by both parties, then:

1. The master contract (as defined below) agreed definitions and interpretations applicable to this contract.

2. The "claims" or called the principal debt, means the debt approval and provided by the creditor, including loans, lending, trade finance (including but not limited to issuing letters of credit, trust receipts, packing loans, export financing, export collection bills and import bills, etc.), bankers' acceptances, discounted bills , bills buyback, guarantees (including the Independent guarantees, see demand guarantees and standby letters of credit, etc.) and other financing business (including principal, interest, penalty interest, compound interest, liquidated damages, damages, cost of achieving the claim).

Under this contract, the claim of the financier and the debt of the applicant mean the same content.

3. The "principal" refers to the principal debt made by the business transacted by the financier, including but not limited to the principal loans, trade finance capital, bankers' acceptances fare, bill discounting, money advanced for credit of letter, the principal part of guaranteed by the creditor for the debtor.

4. The "guaranteed maximum principal" means the amount agreed by both parties in order to clarify the scope of the claims guaranteed by the covenant. Regardless of times and sum of the debt, the guarantor takes joint liability for all debt under the guaranteed maximum principal.

5. The "validity of guarantee" refers to a continuous uninterrupted period agreed by both parties in order to clarify the scope of the claims by the covenant. The debt happened during the period, whether the settlement deadline is over that period or not, the guarantor takes joint liability for all debt under the guaranteed maximum principal.

6. "The cost of the claim for the creditor" refers to the necessary fees of achieving the credit, including take litigation, arbitration and other ways to pay litigation (arbitration) fees, legal fees, travel expenses, execution fees, security fees, and other expenses.

7. "Master Contract" means credit contract (that is, "General Agreement") and all sub-contract signed by the financier and the applicant.

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"Sub-contract" means based on the basic or special contract, the contract signed by both parties after getting approval of the creditor, include the content of each sum, the due date and other rights and obligations. The sub-contract is an integral part of the basic or special contract, with the same legal effect. The forms of contract can be different according to business needs, as the application of L/C, bills or other manner considered fit by the creditor. If the master contract and sub-contract has different part, the sub-contract will be effective.

8. This "working day" refers to the bank business day, If a withdrawal or repayment date is not a Business Day, delay to the next business day.

Article 2 the main credit contract of guarantee

The master contract of guarantee is Basic Credit Line Contract (No. Xing Yin Shen Longgang credit zi (2013) No. 0430), and its sub-contracts. The sum of credit is RMB fifty million only, credit period is from July 24th 2013 to July 24th 2014.

The guarantor will be borne joint liability for all debts under the master contract.

Article 3 Maximum guarantee principal

1. Under this contract, maximum guarantee principal is RMB (in word) FIFTY MILLION YUAN ONLY.

2. Under the maximum guarantee principal, the guarantor is borne joint liability for all debt balance (including principal, interest, penalty, compound interest, liquidated damages, damages, realization of claims).

Article 4 validity of guarantee

1. Valid period is from July 24th 2013 to July 24th 2014.

2. The loan under the contract can be used only when during the period of validity, but the guarantor is borne joint liability for each debt whether the debt is in or over the validity of the guarantee contract.

Article 5 guarantee responsibility

1. The guarantor is borne joint liability under this contract. For whatever reason, if the applicant fails to fulfill due debts under the master contract (including but not limited to early recovery of debts because of the default of the applicant or the guarantor's request), the guarantor shall perform the repayment obligation on behalf of the debtor.

2. If there are several guarantors under this contract, all guarantors shall jointly bear joint responsibility.

3. Main debts expire, the debtor fails to repay the debt and interest, the guarantor shall perform the repayment obligation.

4. Furthering the period of the main debt, if the creditor recovers the debt in advance according to the master contract, the guarantor shall bear joint responsibility for this and other debts under the guarantee contract.

Article 6 scope of guarantee

1. The financial claims under this contract ("the secured claims") refers to all debts provided by the creditor to the debtor, including but not limited to the principal debt, interest (including default interest, compound interest), breach of contract , damages , expenses of claims.

2. On the due date, if the applicant refused to repay the loan, which lead to the debt rights also in the range of the guarantee.

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3. The principal , interest and other costs, the time of performance, usage, rights and obligations of the parties as well as any other relevant matters under the contract shall prevail by relevant agreements, contracts, application, notice , various certificates and other records, all kinds of certificates and other relevant legal documents issued or signed without guarantor’s confirmation.

4. In order to avoid ambiguity, all fees of prepare, improve, perform or enforce the contract (including, but not limited to attorney’s fees, litigation or arbitration costs etc.) constitute a part of the secured debt.

Article 7 warranty period

The warranty period under the contract:

1. The warranty period under the contract is calculated according to each financing applied by the applicant. For each financing, the warranty period is ended after two years of the expiration.

2. If there are several financings in one master contract, the warranty period of each financing is ended after two years of the expiration.

3. If the principal debt is repayable in installments, there are several financings in one master contract, each warranty period is calculated in installments, and the guarantor shall bear responsibility for two years from the date of expiry.

4. If any extension agreement is signed by financier and debtor without agreed by the guarantor, the guarantor will still bear responsibility for all financing under the contract within two years from the date of extension expiry.

5. If the financier decides to recover the debts in advance, the warranty period is two years since the date of expiry noticed by the financier.

6. The warranty period of bankers' acceptances, letters of credit and letters of guarantee is two years from the date of advance payments. If advance for several times, warranty period is calculated from each advance payment.

7. The warranty period of commercial bills is two years from the date of discount maturity.

Article 8 on demand

As long as financiers submitted notification of debt collection to the guarantor with the contract number and the amount of debt, the guarantor shall immediately perform the repayment and give up all reasons of defense.

Article 9 declaration and commitment of guarantor

The guarantor voluntarily made the following statement and commitment, and liable for its truthfulness:

1. The guarantor is established under the laws and a validly existing legal company, with full civil capacity. The guarantor follows the creditor's request to provide relevant evidence, permits, certificates and other documents required by the creditor.

2. The guarantor has sufficient capacity to fulfill all the obligations and responsibility under the contract, not because of any instruction, financial conditions change, or any agreement with any party to reduce or waive their commitment to settle the obligation.

3. The guarantor has sufficient power, authority and legal right to sign this contract, the guarantor has obtained and fulfilled all necessary approvals and authorizations of its internal or other relevant procedures to make the contract execution and performance, and has achieved and fulfilled any government department or other authority's approval, registration, authorization, consent, license or other relevant procedures for this contract, and signed this contract with all the necessary approvals, registrations, consents, licenses , authorizations and other related procedures remain fully valid.

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4. The guarantor signed the contract in full compliance with the relevant Articles of the guarantor, the internal decisions, shareholders and board resolution. The contract does not conflict with any charter, internal decisions, shareholders resolutions, board resolution and the guarantor's policies.

5. The execution and performance of this contract is based on the guarantor's true intention. Loan facility is compliance with legal and regulatory requirements, execution and performance of this contract does not violate any binding law, regulation, ordinance or the contract. This contract is valid and enforceable, as a result of the guarantor’s defects in the execution and performance of this contract to result in the contract is invalid, the guarantor will immediately and unconditionally make compensation for all losses to the creditor.

6. Under this contract, all the documents, financial statements and other information provided by the guarantor is true, complete, accurate and effective, and continue to fulfill the creditor’s request of the financial indicators.

7. Such as a change in ownership structure or key management personnel or other significant events and significant transactions, the guarantor shall require the prior written consent of the financer.

8. If the guarantor fails to fulfill the contract obligations, the guarantor hereby authorizes the creditor recover the funds from all branches accounts of the guarantor without going through the judicial process.

9. When the guarantor has fulfilled the guarantee responsibilities, the guarantor has the right to recover the money from the applicant without prejudice the repayment in the future. However, if the applicant has the claim of the guarantor and the requirement of repayment from the financier at the same time, the guarantor agreed the applicant to repay the debt of the financier first.

10. If the applicant and the guarantor have or will sign a counter- guarantee contract in respect of the obligations under the contract, the counter-guarantee contract shall not prejudice any rights of the financier in law or in fact under the contract.

11. Before pay off the debts, regardless of any reason lead to reduce the guarantee ability of guarantor, the financier has the right to require the guarantor to provide a new full and effective guarantee.

12. When he applicant fails to fulfill obligations, regardless of the financier has other guarantee right of the debts, (including, but not limited to warranties, mortgage, pledge, guarantees, standby letters of credit and any other form of guarantee), the guarantor shall bear full responsibility to ensure the security and waive all defenses on law and property law.

13. There was no any litigation, arbitration or administrative proceedings for the guarantor’s outstanding or known to occur on the guarantor, and there was no events of liquidation or other similar proceedings whether it comes forward by the guarantor or by a third party.

14. If the creditor is forced into disputes between the guarantor and any other party because of fulfilling the obligations under the contract, the guarantor should pay litigation or arbitration costs, legal costs and other expenses.

15. During warranty period, the guarantor undertakes not to transfer, conceal property, or give up, passive exercise claims in any way.

Article 10 Obligations of disclosing important transactions and events

1. Guarantor should inform financer of significant transactions and events of guarantor in written timely.

2. During valid period of this contract, stock transfer, reorganization, merger, discrete, shareholding reform, joint venture, cooperation, joint operation, contract, lease, business scope, change of registered capital, major asset transfer, contingent liability, or anything which may affect guarantor’s ability of assuming responsibility should be notified to financer in writing 30 days in advance.

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3. Termination of business, going out of business, bankruptcy, dissolution, cancellation of business license, deterioration of financial situation or involving in major business dispute, or anything may affect guarantor’s ability to assume responsibility should be noticed to financer in 7 days by written since the date above things take place.

14. When guarantor involves in major litigation or arbitration with any third party, or other significant thing which may affect guarantor’s ability to assume responsibility, financer should be notified by written in 7 days since the date guarantor receives relevant notice.

15. The guarantor promises that it will not use its legal dispute with third party to damage financer’s right.

Article 11 events of default and breach of contract

1. Since this contract comes into force, the financer and the guarantor shall perform the obligations as agreed in the contract, any one party fails to perform or not completely fulfill the obligation of this contract, shall bear the corresponding liability for breach of contract.

2. One of the following circumstances occurs, the financier has the right to require the guarantor immediately to fulfill the repayment obligations:

(1) Any information provided by guarantor and the statements and commitments stated in Article 9 of this contract are false, inaccurate, incomplete and misunderstood.

(2) Deterioration of guarantor’s credit status and obvious weakening of repayment ability (including contingent liability);

(3) the guarantor violates of the foregoing provisions of Article 10, not disclose the significant transactions and events;

(4) Stopping doing business, going out of business, being announced bankruptcy, dissolution, cancellation of business license, involving in major business dispute, and deterioration of finance condition and so on;

(5) Other thing which may damage financer’s right.

3. If the guarantor defaults, financer has the right to take one or more following measures:

(1) require the guarantor to remedy;

(2) require the guarantor to provide a new full and effective guarantee;

(3) require the guarantor to perform guarantee obligation in advance;

(4) require the guarantor to repay all direct or indirect losses for breach of contract.

The guarantor shall make the implementation of the above measures and waive all defenses.

Article 12 the independence of the guarantor’s obligations

1. The guarantor's obligations under this contract have independence with no effect of the relationship between any party and the third party, except there are stipulates.

2. The guarantee contract has independence, regardless of any conditions; the guarantee contract is effective even if the master contract is not effective. If the master contract is confirmed as invalid, then the guarantor still bear the joint liability for the debtor’s debts.

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3. If the applicant violates the master contract (including but not limited to the applicant fails to use the loan under the sub-contract) , shall not affect the liability of guarantee, the guarantor cannot require to reduce or waive the responsibility of guarantee.

4. The main creditor under the contract expires or the guarantor fails to perform under this contract, the financier has the right to directly deduct the funds from any account of the guarantor.

5. As under the master contract , there are other guarantees ( including but not limited to guarantee , mortgage , pledge, standby and any other form of security ) , the guarantor agrees that one can give up part of security interest or security interest subordinated ( including the collateral is based on the collateral provided by the debtor) , financier and any mortgagor / pledgor (including the mortgagor / pledgor artificially is the debtor himself) can be varied by agreement and subordinated security interest, the amount of the secured creditor and other content, even if financiers made the above act, the guarantor is still voluntary to bear all responsibility of this contract.

6. The guarantor agrees and acknowledges: the financer and the applicant agree to alter the master contract are deemed to have the prior consent of the guarantor, the guarantor cannot reduce the responsibility because of this.

7. Before the maximum guarantee claims determined, the financer has the right to transfer part or all guarantee rights without the prior consent of the guarantor.

Article 13 the continuity of obligation

1. All the guarantor's obligations under this contract have continuity, for his heir apparent, agent, receiver, the assignee and the main company after merger, reorganization, change the name is completely and equally binding.

2. The guarantor hereby acknowledges, financiers can continuously and cyclically to provide financing to the applicant under the contract, the guarantor has joint for liability of all claims, regardless of the times and sum of each financing.

3. The contract is a continuing guarantee, the guarantor shall bear responsibility of guarantee until the debts is paid off.

4. All or part of the release or discharge of the secured creditor based on any payments, guarantees or other disposition which have been declared invalid or must be repaid, the guarantor’s responsibility will be remain in force.

Article 14 priority subrogation arrangements

The guarantor states that, once the guarantor cannot assume security responsibility, and the guarantor itself has not sufficient property to be repaid, the financier has priority right of any claims against third parties, accounts receivable and other property interests. The guarantor will voluntarily relinquish the defenses against the financier under Article 28 of "security law".

Article 15 offsetting arrangements

The right of the financier under the contract cannot offsetting by the guarantor’s or any other party’s right of offsetting.

Article 16 Applicable Law, Jurisdiction and Dispute Resolution

1. Effective performance, termination, interpretation and dispute settlement etc. of this contract is applicable for china laws.

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2. For any dispute about this contract, guarantors and creditors should resolve through friendly consultations; If friendly negotiation fails, the both parties agree to solve by the following section (2) :

(2) To Shenzhen Arbitration Commission for arbitration, to resolve the dispute by the rules of the Arbitration Commission, that the arbitration award is final and binding on both parties. The site selection is in Shenzhen.

3. at the disputed period, the part of not involved has still to be carried out.

Article 17 Files, Communications and Notifications

1. Any documents, communication and notification under this contract shall be sent to the other party by the way of address, phone number or other contact methods listed in the cover of this contract.

2. If any above contact method of any party changed, one should notice the other party by any quick way immediately. If one does not notice, one should be borne for the documents, communication and notification sent through old address, phone number or other contact methods listed in the cover of this contract.

3. Any documents, communications and notifications sent by the way of the above address, shall be deemed to arrive on the following dates:

(1) by post (including speed post, ordinary letter, registered mail), it will be deemed to arrive on the day after five working day;

(2) by facsimile or other electronic means of communication, it will be deemed to arrive on day;

(3) by personal delivery, the date of recipient is deemed to be arriving date.

Notifications by the way of website, online banking, telephone banking or business outlets announcement should be deemed to arrive on day. The creditor does not need to borne any responsibility for any transmission errors, omissions, or delays of mail, fax, telephone or any other communication system.

4. The two sides agreed that the seal of the office seal, financial seal, contract seal, receive seal and credit seal is the effective seal for the documents, communications and notifications. All staves of the debtor have right to receive files, communications and notifications.

Article 18 the contract effectiveness and other matters

1. The contract shall take effect from the date of signature or stamp of both parties..

2. Any modification and supplement to this contract is effective, through the guarantor and financiers made mutual consent in writing by the legal representative / responsible person or his authorized representative signature and official seal.

3. After the effective of this contract, the master contract signed by the financier and the applicant does not need to be confirmed by the guarantor.

4. During the effective period of this contract, the creditor gives to the debtor and the guarantor any tolerance, forgiveness, or delay to use the rights and interests, shall not damage, impact or limit the creditor to share the rights and interests in accordance with relevant laws and regulations and this contract, or to be deemed giving up the rights and interests, also do not affect the guarantor to borne any obligation under this contract.

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5. The creditor shall have the right to authorize or entrust other branch of industrial bank to perform rights and obligations under this contract (including but not limited to authorized or entrusted bank branches of other related contracts, etc.) according to the debtor’s operation and management, or the loan under this contract as other branch’s to undertake, without prior consent of the guarantor, and the guarantor still bear the responsibility of guarantee.

6. The attachment is an integral part of this contract, and the attachment of this contract is equally valid.

7. During the period of the line of credit, if the series of contracts, agreements and other legal documents are not explicitly for the contract of guarantee, that shall be deemed as a guarantee by the guarantee contract.

8. This contract is triplet, the creditor holds two copies, the guarantor holds one copy, with equal legal effect.

Article 19 the notarization and voluntarily to accept compulsory execution

1. The contract should be in the provisions of the state notary office for notarization if any party request notarization.

2. The notarized contract have the enforcement effect, if the debtor fails to perform the debt or the creditor shall realize creditor's rights according to laws and regulations and this contract, the creditor shall have the right to directly apply the people's court with jurisdiction for enforcement.

Article 20 supplement:

The creditor (official seal): /s/ [COMPANY SEAL] 6/24/2013

the legal representative (signature):

The guarantor (official seal): /s/ [COMPANY SEAL] 6/24/2013

the legal representative (signature):

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